Exhibit 99.1

Confidential Property of Kiromic Biopharma Allogenic Off the Shelf CAR T Cell Therapy Maurizio Chiriva Internati,DBSc, PhDs CEO and President, Kiromic BioPharma Associate Professor, The University of Texas, MD Anderson Cancer Center Houston, Texas mchiriva@kiromic.com

Outline

1. **To validate if MSLN isoform 2 (IsoMSLN) is specifically expressed on human tumors.**

2. **To generate CAR-modified γδ-T cells targeting IsoMeso-expressing tumors.**



Bacteria
Parasite
Infected cell or Ag-presenting cell
Tumor cell
BTN2A1
BTN2A1
BTN3A1
BTN3A1
Vγ9
Vγ9
Vδ2
Vδ2
γδ TCR
γδ TCR
Activation
γδ T cell
Cytokine R
IL-2/7/15 et al.
NKG2D
NKG2DL
Tumor cell
Foreign phosphoantigen
Self phosphoantigen

Modified from Science. 2020 Feb 7;367(6478).

Confidential Property of Kiromic Biopharma 2

Confidential Property of Kiromic Biopharma 3 • Mesothelin is a GPI-anchored cell surface glycoprotein that is overexpressed in about 30% of solid tumors. Given its limited expression in normal mesothelial cells and high expression in the majority of mesothelioma, ovarian and pancreatic cancers, mesothelin- directed therapy has been intensively studied in preclinical and clinical settings. • Based on our proprietary diamond AI platform, we found MSLN isoform 2 (“IsoMSLN”) is specifically expressed in mesothelioma, ovarian cancers and pancreatic cancer. AACR 2021

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Confidential Property of Kiromic Biopharma 6 1. AI Diamond predication 2. Proteomics validation 3. Anti-MSLN isoform 2 (IsoMSLN)-specific antibodies were generated through hybridoma technology and screened via ELISA-based assays to IsoMSLN-specific peptides and flow cytometry-based binding to 293T cells that overexpress IsoMSLN protein. 4. IHC using formalin fixed paraffin embedded (FFPE) tissue tested in 10 patients EOC 5. Construction of CAR construct based on the sequence of anti-IsoMSLN antibodies. 6. Generate anti-IsoMSLN-specific CAR γδ-T cells and perform T cell cytotoxicity assays against Hela cells overexpressing IsoMSLN. Steps to Validate The Target Iso-MSLNTM

Confidential Property of Kiromic Biopharma Kiromic Diamond AI engine identified a “tumor-specific” MSLN isoform 7 Tumor-specific isoform Major form Soluble form Figure. Bioinformatic analysis for the detection of cancer-associated isoforms. A) cancer tissues distribution of the IsoMSLN transcripts per million reads (TPM) values is presented, showing the greatest upregulation in ovarian cancer (OC) followed by malignant pleural mesothelioma (MPM). B) Multi sequence alignment of the transcript variants protein products. Red sequence= canonical form, blue highlighted sequence= cancer-associated isoform, black sequences= protein products of minor transcripts with low TPM values. AACR 2021

Steps to Validate The Target Iso-MSLN™

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1. *AI Diamond predication*
2. ***Proteomics validation***
3. *Anti-MSLN isoform 2 (IsoMSLN)-specific antibodies were generated through hybridoma technology and screened via ELISA-based assays to IsoMSLN-specific peptides and flow cytometry-based binding to 293T cells that overexpress IsoMSLN protein.*
4. *IHC using formalin fixed paraffin embedded (FFPE) tissue tested in 10 patients EOC*
5. *Construction of CAR construct based on the sequence of anti-IsoMSLN antibodies.*
6. *Generate anti-IsoMSLN-specific CAR γδ-T cells and perform T cell cytotoxicity assays against Hela cells overexpressing IsoMSLN.*

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Confidential Property of Kiromic Biopharma Proteomics 9 This study analyzed the proteomics of OV tissue samples from a cohort of 109 OV cancer patients, with 100 % Serous Adenocarcinoma histological subtype, 81% of tumors of grade 3, and 64% tumor stage IIIC and 15% stage IV. A total of 77,108 unique peptide sequences were identified at the false discovery rates indicated above (based on forward/decoy database searching); 220 peptide sequences were matched to splice variant predictions from SpliceDi. Figure. The peptide is a fragment of the unique peptide of ISOMSLN was detected in 71% of OV tumor samples and in 61% of adjacent normal samples. The peptide GHEMSPQVATLIDR, which is not found in IsoMSLN but it is found in all the protein translated from to the other MSLN transcripts, was also detected. This peptide was found in 100 % of normal and 100% of tumor samples. The box plots illustrates the distribution of RPLPQVATLIDR, the IsoMSLN peptide, in tumor samples and adjacent normal. AACR 2021

Steps to Validate The Target Iso-MSLN™

KIROMIC BIOPHARMA

1. *AI Diamond predication*
2. *Proteomics validation*
3. ***Anti-MSLN isoform 2 (IsoMSLN)-specific antibodies were generated through hybridoma technology and screened via ELISA-based assays to IsoMSLN-specific peptides and flow cytometry-based binding to 293T cells that overexpress IsoMSLN protein.***
4. *IHC using formalin fixed paraffin embedded (FFPE) tissue tested in 10 patients EOC*
5. *Construction of CAR construct based on the sequence of anti-IsoMSLN antibodies.*
6. *Generate anti-IsoMSLN-specific CAR γδ-T cells and perform T cell cytotoxicity assays against Hela cells overexpressing IsoMSLN.*

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Confidential Property of Kiromic Biopharma Results – IsoMSLN is localized on the cell surface Results – IsoMSLN is localized on the cell surface Unstain APC-2nd α-mIgG 1B6 11C11 K1 -8 -6 -4 -2 0 2 0 20 40 60 80 100 Log [Ab (ug/ml)] M S L N + % 11C11 1B6 NCI-H226 -8 -6 -4 -2 0 2 5×10 5 1×10 6 1.5×10 6 2×10 6 2.5×10 6 Ab binding kinetics to MSLN isoform 2-expressing 293T cells Log [Ab (ug/ml)] M F I mIgG1 1B1 1B6 11C11 8D4 K1 -8 -6 -4 -2 0 2 5×10 5 1×10 6 1.5×10 6 2×10 6 2.5×10 6 Ab binding kinetics to MSLN isoform 1-expressing 293T cells Log [Ab (ug/ml)] M F I mIgG1 1B1 1B6 11C11 8D4 K1 Figure. Detection of cell surface expression of MSLN isoform 2 on the tumor cell surface by anti-isoMSLN-specific antibodies. A). The binding curve of different MSLN antibody clones in MSLN isoform 1 or isoform 2-overexpressing HEK293T cells. HEk293T cells were transiently expressed with MSLN isoform 1 or 2, as indicated; 48 h after transfection, the cells were harvested and stained for different anti-IsoMSLN antibodies, or with the anti-pan-MSLN Ab, clone K1, or with mIgG1 isotype control. MSLN-expressing cells were gated based on EGFP expression (linked to the C-terminus of MSLN by T2A self-cleaving peptide). The antibody binding MFI is plotted as a function of the antibody concentration. B) Flow cytometry staining of NCI H226 (IsoMSLN+) and HeLa (IsoMSLN-) tumor cell lines with different anti-MSLN antibody clones. C) Binding curve of anti-IsoMSLN antibody clones in NCI H226 cells. The percentage of positive events is plotted as a function of the antibody concentration. D) EC50 of anti-MSLN mAb clones to different MSLN isoforms. AACR 2021

Confidential Property of Kiromic Biopharma 12 1. AI Diamond predication 2. Proteomics validation 3. PCR and quantitative PCR were used to amplify and quantify the expression of different MSLN isoforms in different tumor cell lines and primary tumor tissues. 4. Anti-MSLN isoform 2 (IsoMSLN)-specific antibodies were generated through hybridoma technology and screened via ELISA-based assays to IsoMSLN-specific peptides and flow cytometry-based binding to 293T cells that overexpress IsoMSLN protein. 5. IHC using formalin fixed paraffin embedded (FFPE) tissue tested in patients EOC, other solid tumors 6. Construction of CAR construct based on the sequence of anti-IsoMSLN antibodies. 7. Generate anti-IsoMSLN-specific CAR γδ-T cells and perform T cell cytotoxicity assays against Hela cells overexpressing IsoMSLN. Steps to Validate The Target Iso-MSLNTM

Results – IsoMSLN is protein is expressed in Solid tumors tissues

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A
293T
293T-IsoMSLN
HELA
NCI H226
5B2
11C11
1B6
Clear Cell carcinoma
Low grade serous carcinoma
High grade serous carcinoma
B
11C11

We selected the 11C11 antibody clone for further development, due to its specificity of IsoMSLN and higher affinity compared to the 1B6 clone.


NORMAL OVARIAN TISSUE
HIGH GRADE SROUS CARCINOMA
NORMAL PANCREAS TISSUE
PANCREATIC ADENOCARCINOMA
NORMAL MESO-LUNG
PRIMARY MESOTHELIOMA

Figure. Histopathology staining of tumor cell line and primary tumor tissue array by anti-IsoMSLN-specific antibodies. A) Validation of anti-IsoMSLN antibodies for IHC staining in Lenti-X 293T cells with or without IsoMSLN expression. Anti-pan-MSLN antibody (5B2) is used as positive control. Tumor cells from cell culture were harvested and embed in HistoGel (Thermo Scientific). **B**) anti-IsoMSLN antibody IHC staining in primary tissues (50x magnification) from ovarian cancer tissue section. **C**) anti-IsoMSLN antibody IHC staining in primary tissues (50x magnification) from ovarian cancer tissue, pancreatic adenocarcinoma tissue, primary mesothelioma tissue. **D**) Summary table of the IHC findings. AACR2021

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Confidential Property of Kiromic Biopharma 14 1. AI Diamond predication 2. Proteomics validation 3. PCR and quantitative PCR were used to amplify and quantify the expression of different MSLN isoforms in different tumor cell lines and primary tumor tissues. 4. Anti-MSLN isoform 2 (IsoMSLN)-specific antibodies were generated through hybridoma technology and screened via ELISA-based assays to IsoMSLN-specific peptides and flow cytometry-based binding to 293T cells that overexpress IsoMSLN protein. 5. IHC using formalin fixed paraffin embedded (FFPE) tissue tested patients EOC and other solid tumors 6. Construction of CAR construct based on the sequence of anti-IsoMSLN antibodies. 7. Generate anti-IsoMSLN-specific CAR γδ-T cells and perform T cell cytotoxicity assays against Hela cells overexpressing IsoMSLN. Steps to Validate The Target Iso-MSLNTM

Mechanism of γδ-T cell activation & CAR construct

KIROMIC BIOPHARMA

Modified from Science. 2020 Feb 7;367(6478).



Bacteria
Parasite
Infected cell or
Ag-presenting cell
Tumor cell
BTN2A1
BTN2A1
Vγ9
Vγ9
γδ TCR
γδ TCR
BTN3A1
BTN3A1
Vδ2
Vδ2
?
?
Activation
Cytokine R
IL-2/7/15 et al.
γδ T cell
Foreign phosphoantigen
Self phosphoantigen
NKG2D
NKG2DL
Tumor cell

Signal 1: TCR

Signal 2: Costimulatory receptors (CD28, CD27 et al)

Signal 3: Cytokine receptor (IL-2, IL-15, IL-7 et al)

Signal 4: NKR (e.g., NKG2D)

Signal 5: Inhibitory receptor (PD-1, BTLA4)

Signal 6: TLRs (TLR1/2/3/5/6)



CD8 SP
CD 34
Anti-MSLN ScFv
CD8α Stalk
CD8 TM
CD28 cytoplastic
CD3ζ

Figure . Schematic of the anti-IsoMSLN CAR construct. The CAR constructs is composed of a CD8 membrane signal peptide (CD8 SP), a CD34 tag for flow-cytometric detection of the CAR protein using an antiCD34 antibody (CD34), the murine monoclonal antibody-derived ScFv (VH-VL, anti-MSLN ScFV), the CD8a stalk region, the CD8 transmembrane domain, the CD28 cytoplasmatic domain, and the CD3z cytoplasmatic domain (CD3z).

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Confidential Property of Kiromic Biopharma In-house development of γδ-T cell expansion Procedure 16 PBMC isolation PBMC isolation γδT initial expansion 7 days γδT negative selection Step 1 Step 2 expansion γδ T cell phenotyping Day 0 Day 7 Day 14 Cytotoxicity check Figure. Manufacturing of anti-IsoMSLN CAR gdT cells. AACR 2021

Results – CAR gdT cells PD, PK, toxicity, and persistence *in vivo*


gdT cells injection (day 15)
1500
1000
500
0
Tumor volume (mm3)
0
10
20
30
40
Days after injection of tumor cells
Saline
gdT cells
anti-IsoMLSN CAR-gdT cells

Figure 7. In vivo efficacy of CAR gdT cells. We tested *the in vivo* efficacy and tolerability of a high dose of gdT cell in Nude mice sub-cutaneously implanted with the IsoMSLN+ cell line, NCI-H226. 15 days after tumor cell implantation, mice with comparable tumor volumes were then divided into 3 groups (n=10 mice/group): i) injected with gdT cells, ii) injected with CAR gdT cells, iii) injected with saline solution. Group 4 consisted of tumor-free, untreated mice (n=5). Tumor volumes and mice weight were measured daily for an additional 30 days. The dotted vertical line indicates the day when the gdT cells were administered. Graphs show the average values out of 10 mice (Saline, gdT cells, CAR gdT cells), or 5 mice (tumor-free), +/- 95% C.I.

AACR 2021


gdT cells injection (day 15)
25
24
23
22
21
Weight (g)
0
10
20
30
40
Days after injection of tumor cells
Tumor-free mice
Saline
gdT cells
anti-IsoMSLN CAR-gdT cells

Figure 8. Animal body weight and general health. No adverse reactions were observed over the course of the study in the tumor-bearing mice treated with CAR- expressing human gamma delta T cells. Adverse reactions that were monitored included presence of labored breathing, ruffled fur, reduced appetite, lethargy, or hunched posture. Furthermore, the mice treated with CAR- expressing human gamma delta T cells did not experience any weight loss over the course of the study. Non-tumor bearing mice were also included as a healthy animal control. The dotted vertical line indicates the day when the gdT cells were administered. Graphs show the average values out of 10 mice (Saline, gdT cells, CAR gdT cells), or 5 mice (tumor-free), +/- 95% C.I.

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Confidential Property of Kiromic Biopharma 18 Figure 9. Inflammatory cytokines in mice. The cytokines in panel were not significantly different in CAR gdT treated mice compared with untreated or non-transduced gdT cells treated mice. AACR 2021 Results – CAR gdT cells PD, PK, toxicity, and persistence in vivo

Confidential Property of Kiromic Biopharma 19 Figure 10. Pharmacokinetics. A) The peak number of CAR gdT cells in the blood was three days after injection. This peak T cell number correlates with the timing of when the tumor burden began to shrink. B) The gdT cells in the blood retained surface expression of the CAR. C) 45 days after T cell injection, there were very low numbers of gdT cells in the blood, lymph nodes, and bone marrow. AACR 2021 0 5 10 15 20 25 30 35 40 45 50 0 100 200 300 400 Number of CAR+ gdT cells in blood Days after infusion c e l l s / u L 3 7 12 19 45 0 20 40 60 80 100 % gdT cells expressing CAR Days after infusion % C A R + i n g d T c e l l s g a t e blood spleen lym ph nodes bone m arrow 0.0 0.5 1.0 1.5 gdT cells 45-day tissue distribution % g d T c e l l s Results – CAR gdT cells PD, PK, toxicity, and persistence in vivo

Confidential Property of Kiromic Biopharma 20 0 5 10 15 20 25 30 35 40 45 50 0 100 200 300 Number of CAR+ gdT cells in blood Days after tumor re-challenge c e l l s / u L 0 10 20 30 40 0 500 1000 1500 Days after injection of tumor cells T u m o r v o l u m e ( m m 3 ) Tumor growth Naive mice Survivors from CAR gdT treatemnt group Figure 10. 5.1. Persistency of gdT cells in vivo measured by tumor re-challenging experiments. 45 days after the CAR gdT cells infusion, 5 mice from the CAR gdT cells treatment group, and 5 mice from the tumor-free group (naïve mice) were injected with NCI-H226 cells, following the same protocol of the first tumor injection. Tumor volume and mice weight was measured as indicated above, while blood was drawn for the measurement of circulating CAR gdT cells.A peak in the number of circulating CAR gdT cells was observed 5 days after the re-challenge with tumor cells, which corresponds to the first day when tumors become palpable in naïve mice. AACR2021 Results – CAR gdT cells PD, PK, toxicity, and persistence in vivo

Confidential Property of Kiromic Biopharma 21 1. AI Diamond predication 2. Proteomics validation 3. PCR and quantitative PCR were used to amplify and quantify the expression of different MSLN isoforms in different tumor cell lines and primary tumor tissues. 4. Anti-MSLN isoform 2 (IsoMSLN)-specific antibodies were generated through hybridoma technology and screened via ELISA-based assays to IsoMSLN-specific peptides and flow cytometry-based binding to 293T cells that overexpress IsoMSLN protein. 5. IHC using formalin fixed paraffin embedded (FFPE) tissue tested in 10 patients EOC 6. Construction of CAR construct based on the sequence of anti-IsoMSLN antibodies. 7. Generate anti-IsoMSLN-specific CAR γδ-T cells and perform T cell cytotoxicity assays against Hela cells overexpressing IsoMSLN. Steps to Validate The Target Iso-MSLNTM

Confidential Property of Kiromic Biopharma 22 Conclusions 1) IsoMSLN in a tumor-specific target in solid malignancies such as ovarian cancer, pancreatic adenocarcinoma tissue cancer and primary mesothelioma. 2) Anti-IsoMSLN CAR gdT cells are a specific and potent off-the-shelf tumor therapy. 3) The selected dose of 5 million cells/mouse in a single i.v. injection is safe and effective in controlling tumor growth with a 100% response rate without any alteration of the serum cytokine profile, indicating low CRS risk. 4) Pharmacokinetic and pharmacodynamics data shows that the engineered cells persist for at least 45 days after injection. 5) CAR gdT cells persist in vivo and show the ability to completely reject a second tumor injection, indicating that anti-IsoMSLN CAR gdT therapy may prevent tumor recurrence.

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